SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        November 3, 2003
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                           Heartland Technology, Inc.
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              Exact Name of Registrant as Specified in Its Charter



                                    Delaware
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                  State or Other Jurisdiction of Incorporation



              1-11956                                 36-1487580
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       (Commission File Number)            (Employer Identification Number)



        330 N. Jefferson Court, Chicago, IL                        60661
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      (Address of Principal Executive Offices)                   (Zip Code)



                                  312-575-0400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)




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                           HEARTLAND TECHNOLOGY, INC.


Item 4. Change in Registrant's Certifying Accountant

(a) On November 6, 2003, Heartland Technology, Inc. (the "Registrant") informed PricewaterhouseCoopers LLP that they were dismissed as its independent accountants effective November 3, 2003. The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

The report of PricewaterhouseCoopers LLP on the Registrant's consolidated financial statements as of and for the year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle, except as noted in the following sentence. The audit report on these financial statements expressed substantial doubt concerning the Registrant's ability to continue as a going concern due to ongoing operating losses and lack of financing commitments.

In connection with the audit for fiscal year ended December 31, 2001 and through November 3, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopersLLP would have caused it to make reference thereto in their report on the financial statements as of and for the year ended December 31, 2001.

During the year ended December 31, 2001 and through November 3, 2003, there were no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v)).

The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 24, 2003, is filed as Exhibit 16 to this Form 8-K.

(b) The Registrant engaged Virchow, Krause & Company, LLP as its new independent accountants as of November 3, 2003 to audit the Registrant's financial statements for the year ending December 31, 2002. During the Registrant's fiscal year ended December 31, 2001, and through November 3, 2003, the Registrant did not consult with Virchow, Krause & Company, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Virchow, Krause & Company, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a) (1) (v) of Regulation S-K.

Item 7.     Financial Statements and Exhibits

(c)  Exhibits


Exhibit No.   Description
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16            Letter dated November 24, 2003 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission





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                           HEARTLAND TECHNOLOGY, INC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEARTLAND TECHNOLOGY, INC.
                                                  (Registrant)



Date:   November 24, 2003           By:    /s/ Richard P. Brandstatter
                                       ---------------------------------------
                                             Richard P. Brandstatter
                                       Vice President - Finance, Secretary
                                                  and Treasurer
                                  (Principal Financial and Accounting Officer)






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                           HEARTLAND TECHNOLOGY, INC.


                                  EXHIBIT INDEX



Exhibit No.   Description
-----------   ----------------------------------------------------------------

16 Letter dated November 24, 2003 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission







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                           HEARTLAND TECHNOLOGY, INC.


                                                                    Exhibit 16

 November 24, 2003

 Securities and Exchange Commission
 450 Fifth Street, N.W.
 Washington, D.C. 20549

 Commissioners:

 We have read the statements made by Heartland Technology, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
 Item 4 of Form 8-K, as part of the Company's Form 8-K report dated
 November 3, 2003. We agree with the statements concerning our Firm in such Form 8-K.

 Very truly yours,



 PricewaterhouseCoopers LLP





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